GOODWILL	12 Months Ended
Dec. 31, 2017
GOODWILL [Abstract]
GOODWILL
12. GOODWILL

The changes in the carrying amount of goodwill by reporting unit for the years ended December 31, 2016 and 2017 were as follows:

	Better Schools			Better Jobs
		K-12		Career
	Tutoring	Schools	Subtotal	Enhancement	Consolidated
	RMB	RMB	RMB	RMB	RMB
Balance as of December 31, 2015	27,026	25,225	52,251	33,737	85,988
Foreign currency translation adjustments	493	485	978	735	1,713
Goodwill impairment	(19,747)	-	(19,747)	-	(19,747)
Balance as of December 31, 2016	7,772	25,710	33,482	34,472	67,954
Goodwill acquired during the year (Note 24)	-	-	-	5,212	5,212
Balance as of December 31, 2017	7,772	25,710	33,482	39,684	73,166

In 2017, the Group elected to start with the quantitative impairment test for goodwill. The management determined that the Income Approach, specifically the Discounted Cash Flow (“DCF”) method, is appropriate. Considering the fact that the Tutoring segment has kept downward trends in business performance and operating results, the management decided to suspend those non-performing business units in the year of 2016, in order to solidify the operational base and enhance future growth prospects. Hence, lower projection of cash flows was used for Tutoring segment. For Career Enhancement segment, the management expected the revenues to gradually pick up in the following years. The management would continue to maintain and develop its business in following years. For K-12 segment, the management decided to use a flat and conservative growth rate. Other key assumptions besides cash flow projections included discount rates in the range from 16% to 17% and terminal growth rate of 3%. As a result of the above factors, fair value of each reporting unit was greater than its carrying amount, therefore no impairment loss was recognized for the year ended December 31, 2017. Goodwill impairment loss recognized in 2015 and 2016 was RMB nil and RMB 19,747 respectively.